PROMISSORY NOTE AMENDMENT

     This Promissory Note Amendment (this “Amendment”) is made and entered into as of the 23rd day of May, 2011 (the “Amendment Date”), by and between Benjamin Company S.A. with principal offices located at Saffrey Square, Nassau Bahamas, (“Noteholder”) and PediatRx, Inc., with principal offices located at 405 Trimmer Road, Suite 200, Califon, NJ, 07830 USA (“Company”).

RECITALS

     WHEREAS, the Noteholder is the holder of a Promissory Note (the “Note”) dated July 26, 2010 in the principal amount of $200,000 (attached as Exhibit A) between the Noteholder and the Company which Note has a maturity date of July 26, 2011 (the “Maturity Date”).

     WHEREAS, the Noteholder desires to extend the Maturity Date of the Note for one year to July 26, 2012.

     WHEREAS, the Company desires to extend the Maturity Date of the Note for one year to July 26, 2012.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.1 Effective on the Amendment Date, the maturity date of the Note shall become July 26, 2012.

1.2 Except as expressly amended by this Amendment, the parties hereto acknowledge that the Note is in good standing as at the date of this Amendment.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto all as of the date first above written.

PediatRx, Inc.	Benjamin Company S.A

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

THIS SECURITY WAS ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON AS DEFINED IN REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS PROMISSORY NOTE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

PROMISSORY NOTE

US$200,000.00	JULY 26, 2010

FOR VALUE RECEIVED, the undersigned promises to pay to the order of BENJAMIN COMPANY S.A. at its principal office located at SAFFREY SQUARE, NASSAU, BAHAMAS, or at such other place as the holder of this Note may from time to time designate, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) in lawful money of the United States of America, together with interest thereon as herein provided; on JULY 26, 2011.

The principal amount or such portion thereof as shall remain outstanding from time to time shall accrue simple interest, calculated monthly in arrears, at a rate of FIVE PERCENT (5%) PER ANNUM commencing on the date of this promissory note and payable at maturity.

If principal is not paid when due, the undersigned promises to pay all costs of collection, including without limitation, legal fees, and all expenses in connection with the protection or realization of the collateral securing this promissory note, if any, or the enforcement of any guaranty hereof incurred by the holder(s) hereof on account of such collection, whether or not suit is filed hereon or thereon; such costs and expenses shall include, without limitation, all costs, expenses and legal fees incurred by the holder(s) hereof in connection with any insolvency, bankruptcy, arrangement or other similar proceedings involving the undersigned, or involving any endorser or guarantor hereof, which in any way affects the exercise by the holder(s) hereof of the rights and remedies of such holder(s) under this promissory note.

The undersigned may prepay all or any portion of the principal sum without prior notice to, or the consent of, the holder, at any time and from time-to-time during the term of this Note provided that (i) the undersigned is not in default hereunder at the time of prepayment, (ii) if the prepayment occurs at any time prior to the first day of the sixth calendar month following the date of this Note (the “Six Month Anniversary”), the undersigned shall pay, in lieu of actual interest accrued, an amount equal to the interest that would have accrued on the amount of the principal sum prepaid if the same had been outstanding for six months; and (iii) if the prepayment occurs at any time after the Six Month Anniversary, the undersigned shall pay all interest that has actually accrued on the amount of the principal sum that is prepaid.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

STRIKER ENERGY CORP.

By: